UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2012

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act.

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On June 7, 2012, Omega Healthcare Investors, Inc. held its Annual Meeting of Stockholders.  At the Annual Meeting, there were present in person or by proxy 98,357,334 shares of Omega’s common stock, representing approximately 93.21% of the total outstanding eligible votes.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of Directors

	Votes Cast in Favor	Votes Withheld	Broker Non-Votes

Thomas F. Franke	80,711,345	3,430,580	14,215,409
Bernard J. Korman	80,830,216	3,311,709	14,215,409

Item 2: Ratification of the selection of Ernst & Young LLP as Omega’s independent auditor

For	Against	Abstentions	Broker Non-Votes
97,360,523	417,449	579,362	0

Item 3: Advisory vote on the compensation of Omega’s executive officers

For	Against	Abstentions	Broker Non-Votes
59,737,842	23,027,796	1,376,287	14,215,409

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated:  June 8, 2012                                                                By: /s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer